Exhibit 10.5

AMENDMENT NO. 3 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     This AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of January 30, 2004, is entered into by and among THE SHAW GROUP INC., a Louisiana corporation (the “Borrower”), the Subsidiaries of the Borrower listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the “Guarantors”), the banks and other financial institutions listed on the signature pages hereto under the caption “Lenders” (together with each other Person who becomes a Lender, collectively, the “Lenders”), and CREDIT LYONNAIS NEW YORK BRANCH, individually as a Lender and as administrative agent for the other Lenders (in such capacity together with any other Person who becomes the agent, the “Agent”).

INTRODUCTION

     WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of March 17, 2003, as amended by Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of May 16, 2003 and Amendment No. 2 dated as of October 24, 2003 (“Credit Agreement”); and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
AGREEMENT

     Section 1.1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

     Section 1.2. Amendments to Article I. Article I of the Credit Agreement is hereby amended as follows:

     (a) The definition of “EBITDA” is hereby amended in its entirety as follows:

        “EBITDA” means, for any Person for any period, the Consolidated Net Income of such Person for that period plus, to the extent deducted from revenues in determining Consolidated Net Income, without duplication (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization and (v) other non-cash expenses for such period, including, without limitation, any amortization of financing fees incurred in connection with this Agreement and any non-cash interest expense relating to the LYONs, minus, to the extent included in Consolidated Net Income, other non-cash income, all calculated for such Person on a consolidated basis. For the avoidance of doubt, any asset write-offs associated with the sale (should such sale occur) of Shaw Alloy Piping Products, Inc. and Shaw FVF, Inc. will be considered as a non-cash expense for purposes of the EBITDA calculations made after the Third Amendment Effective Date.

    (b) The definition of “Shaw EBITDA” is hereby amended in its entirety as follows:

        “Shaw EBITDA” means, for any period, EBITDA for the Borrower and its Subsidiaries. In calculating Shaw EBITDA, (i) for any Acquisition permitted hereunder by Borrower or a Subsidiary of any Person or assets during a Calculation Period for which EBITDA is calculated (A) the EBITDA of such Person or assets for the trailing twelve (12) months immediately preceding the Acquisition shall be included in the first such calculation with respect to such Person or assets and (B) in any subsequent calculation, to the extent such Person or asset’s EBITDA is not consolidated with Borrower’s under Agreement Accounting Principles for a full Calculation Period, the actual EBITDA of such Person or assets for the most recent period prior to the time it was acquired by Borrower or a Subsidiary shall be added to the EBITDA of Borrower to reach a total of a full Calculation Period’s EBITDA for such Person or assets being a part of the calculation of Borrower’s EBITDA; (ii) Shaw EBITDA shall be reduced by EBITDA attributable to any assets sold during the applicable Calculation Period; and (iii) Shaw EBITDA shall be increased by charges related to the PG&E National Energy Group projects, the FP&L Marcus Hook project and software for such period in an amount not to exceed $75,000,000 in the aggregate.

     (c) The definition of “Collateral” is hereby amended in its entirety as follows:

        “Collateral” means Accounts, Equipment, Inventory, Fixtures, General Intangibles, and the Mortgaged Property including, without limitation, intellectual property and contracts, stock and all other items described as collateral in any of the Collateral Documents, including without limitation, all deposit accounts, plus all proceeds thereof; provided, however that Collateral shall not include the Escrow Account No.        created pursuant to that Escrow Agreement between the Borrower and Liberty Mutual Insurance Company dated October 30, 2001, and held at Barclays Bank PLC, London England.

     (d) The definition of “Performance Letter of Credit” is hereby amended in its entirety as follows:

        “Performance Letter of Credit” means a Letter of Credit qualifying as a “performance-based standby letter of credit” under 12 CFR Part 3, Appendix A, Section 3(b)(2)(i) or any successor U.S. Comptroller of the Currency regulation.

     (d) The following new definitions are hereby added to the Credit Agreement in appropriate alphabetical order:

        “Equipment” has the meaning stated in the New York Uniform Commercial Code in effect from time to time.

        “Fixtures” has the meaning stated in the New York Uniform Commercial Code in effect from time to time.

        “Mortgage” means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by the Borrower or any Subsidiary to the Agent with respect to the Mortgaged Property, all in form and substance reasonably satisfactory to the Agent.

        “Mortgaged Property” shall mean all real properties owned or leased by the Borrower or any of its Subsidiaries with a market value as defined in the S&P draft report dated July 31, 2003 in excess of $250,000.

        “Third Amendment Effective Date” means the “Amendment Effective Date”, as such term is defined in Section 2.1 of Amendment No. 3 to Third Amended and Restated Credit Agreement dated as of January 30, 2004, to this Agreement.

     Section 1.3. Amendment to Section 2.2(d). Section 2.2(d) of the Credit Agreement is hereby amended by deleting the “or” after subsection (ii) thereof, replacing the period at the end of subsection (iii) thereof with “; or” and adding the following new subsection (iv):

        (iv) Upon the sale of any asset, including stock in any of Borrower’s Subsidiaries allowed under Section 6.13(e), for $5,000,000 or more in cash proceeds, the entire amount of the net cash proceeds resulting therefrom. Any non-cash proceeds received from such sale shall be pledged as additional Collateral.

     Section 1.4. Amendment to Section 6.10. Section 6.10 is hereby amended in its entirety as follows:

        6.10 Dividends. The Borrower will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than stock splits or dividends payable in its own Capital Stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except that (a) any Subsidiary may declare and pay dividends or make distributions to the Borrower or to any Wholly-

Owned Subsidiary, and (b) the Borrower may redeem or repurchase the LYONs at any time after the Effective Date (i) with cash so long as there is Sufficient Liquidity after giving effect to any such redemption or repurchase, (ii) so long as such redemption or repurchase is made solely with its own Capital Stock, or (iii) with the Debt Incurrence Proceeds received in connection with the private placement of its Senior Notes due 2010. Notwithstanding the foregoing, the provisions of this Section 6.10 shall not prohibit purchases of common stock by Borrower or its Subsidiaries or a trust pursuant to an employee benefit plan or the cashless exercise of stock options or warrants to purchase common stock of Borrower by Borrower or a trust that in each case has been approved by the Board of Directors of Borrower.

     Section 1.5. Amendment to Section 6.11. The last sentence of Section 6.11 is hereby amended by replacing “$100,000,000” with “$25,000,000”.

     Section 1.6. Amendment to Section 6.13(e). Section 6.13(e) is amended in its entirety as follows:

     (e) The sale of other assets in any fiscal year in an aggregate amount not to exceed 20% of Borrower’s tangible net worth as of the end of the immediately preceding fiscal year of the Borrower and calculated pursuant to Agreement Accounting Principles; provided, however, that if (i) any Loans are outstanding, the Borrower shall apply the net cash proceeds resulting therefrom to the prepayment of Loans in accordance with Section 2.2(d)(iv) or (ii) no Loans are outstanding, the Borrower shall apply the net cash proceeds resulting therefrom in accordance with Section 4.06 of the Indenture dated as of March 17, 2003 among the Borrower, the Subsidiaries party thereto, and The Bank of New York, as trustee.

     Section 1.7. Amendment to Section 6.14(l). Section 6.14(l) is amended by deleting the second proviso at the end thereof.

     Section 1.8. Amendment to Section 6.15. The last sentence of Section 6.15 (i.e. the sentence following clause (f) of such section) is hereby deleted in its entirety.

     Section 1.9. Amendment to Section 6.20. Section 6.20 is amended by replacing “$50,000,000” with “$150,000,000”.

     Section 1.10. Amendments to Section 6.22.

     (a) Section 6.22.1 is hereby amended in its entirety as follows:

        6.22.1 Leverage Ratio. As of the end of each fiscal quarter of the Borrower, beginning with the fiscal quarter ending May 31, 2003, the Borrower will not permit the ratio of (a) (i) Consolidated Total Net Indebtedness minus (ii) the aggregate amount of Equity Issuance Proceeds held as restricted cash for the purposes of redeeming the LYONs to (b) Shaw EBITDA, for the Calculation

Period (the “Leverage Ratio”), to be greater than (i) from the Effective Date until May 31, 2004, 3.50 to 1.0 and (ii) thereafter, 3.00 to 1.00.

     (b) Section 6.22.5 is hereby amended in its entirety as follows:

        6.22.5 Minimum EBITDA. As of the end of each fiscal quarter of the Borrower, beginning with the first fiscal quarter ending after the Third Amendment Effective Date, the Borrower will not permit EBITDA for the Borrower and its Subsidiaries to be less than the amount set forth below opposite such period:

Minimum
Period	EBITDA
Fiscal quarter ending February 29, 2004	$15,000,000
Two fiscal quarters ending May 31, 2004	$42,500,000
Three fiscal quarters ending August 31, 2004	$75,000,000
Calculation Period ending November 30, 2004 and each Calculation Period thereafter	$110,000,000

     (c) A new Section 6.22.6 is hereby added as follows:

        6.22.6 Working Capital. As of the end of each fiscal quarter of the Borrower, beginning with the fiscal quarter ending February 29, 2004, the Borrower will not permit the ratio of (a) the sum of (i) cash and cash equivalents other than escrowed cash plus (ii) accounts receivable plus (iii) Costs in Excess of Billings plus (iv) inventories to (b) the sum of (i) outstanding amounts under short-term revolving lines of credit plus (ii) current maturities of long-term debt plus (iii) accounts payable plus (iv) billings in excess of costs plus (v) accrued liabilities (each term used herein but not defined in this Agreement has the meaning used in the Borrower’s condensed consolidated balance sheets) to be less than 1.00 to 1.00.

     Section 1.11. Amendments to Section 6.24. Section 6.24 is amended by deleting the proviso at the end thereof.

     Section 1.12. Section 6.31. A new Section 6.31 is hereby added as follows:

        Section 6.31. Post-Closing Requirements. Within 60 days following the Third Amendment Effective Date (or within thirty (60) days following delivery of any Mortgage with respect to additional Mortgaged Property) deliver or cause to be delivered to the Agent:

        (a) Mortgages executed by the Borrower or such Subsidiary that owns Mortgaged Property granting a Lien to the Agent in the Mortgaged Property described therein to secure the Obligations, together with any other documents, agreements or instruments necessary to create an Acceptable Security Interest in such Mortgaged Property;

        (b) favorable opinions from local counsel located in the jurisdiction of each Mortgaged Property;

        (c) ALTA lender’s title insurance policies issued by title insurers reasonably satisfactory to the Agent (the “Mortgage Policies”) in form and substance and in amounts reasonably satisfactory to the Agent assuring the Agent that the Mortgages are valid and enforceable first priority mortgage liens on the respective Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, and

        (d) current surveys, certified by a licensed surveyor, for all real property that is the subject of the Mortgage Policies for which a Mortgage Policy is issued.

     Section 1.13. Amendments to Section 8.2(c). Section 8.2(c) is hereby amended as follows:

     (a) Section 8.2(c) is hereby amended by replacing “with” with “without” therein.

     (b) Section 8.2(c)(v) is hereby amended in its entirety as follows:

        (v) release any Guarantor of any Credit Extension or, except as provided in the Collateral Documents, release any substantial part of the Collateral during any calendar year; provided, however, that any Guarantor or Collateral may be released if such Guarantor or such Collateral is sold or transferred as permitted under this Agreement or any other Loan Document. For purposes of this subsection, “substantial” means any Collateral, the aggregate book value of which is worth an amount equal to or greater than ten percent (10%) of the tangible net worth of Borrower calculated pursuant to Agreement Accounting Principles and as of the immediately preceding fiscal quarter end;

ARTICLE II
EFFECTIVENESS

     Section 2.1. Effectiveness. This Agreement shall not be effective until the date on which the following conditions precedent have been satisfied (the “Amendment Effective Date”):

     (a) Closing Documents. The Borrower shall have furnished the following to the Agent each in form and substance satisfactory to the Agent and with sufficient copies for the Lenders, where appropriate, executed by the relevant Person:

        (i) this Agreement that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders; and

        (ii) an amendment to the Amended and Restated Pledge and Security Agreement executed by the Borrower, the Guarantors and the Agent.

     (b) Collateral Documents. The Agent shall have received all appropriate evidence required by the Agent in its sole discretion necessary to determine that arrangements have been made for the Agent for the benefit of Lenders to have a valid and perfected first priority security interest in Equipment, including, without limitation, the delivery to the Agent of such financing statements under the Uniform Commercial Code for filing in such jurisdictions as the Agent may require; and

     (c) Amendment Fees. The Borrower shall have paid to the Administrative Agent for the benefit of each Lender that executes and delivers a copy of this Agreement to the Administrative Agent (or its counsel) by 5:00 p.m., New York City time, on January 30, 2004 (the “Return Date”), an amendment fee (the “Amendment Fees”) in an amount equal to 0.125% of such Lender’s Revolving Credit Commitment (whether used or unused) as of the Return Date.

     Section 2.2. Other Agreements.

     (a) The Amendment Fees shall be payable in immediately available Dollars on the Amendment Effective Date. Once paid, the Amendment Fees shall not be refundable.

     (b) Each of the Borrower, the Guarantors and the Lenders acknowledge that as of the Amendment Effective Date there are no Revolving Credit Loans or Swing Line Loans outstanding and therefore, the Equity Issuance Proceeds will not be used to prepay outstanding Loans as required by the terms of Section 2.2(d).

ARTICLE III
MISCELLANEOUS; RATIFICATION

     Section 3.1. Representations True; No Default.

     (a) The Borrower and the Guarantors represent and warrant that this Agreement has been duly authorized, executed and delivered on their behalf and the Credit Agreement as amended hereby, together with each other Loan Documents to which the Borrower and each of the Guarantors is a party, constitute valid and legally binding agreements of the Borrower and the Guarantors, enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium or other similar law relating to creditors’ rights and by general equitable principles which may limit the right to obtain equitable remedies (regardless of whether such enforceability is considered in a proceeding, in equity or at law);

     (b) The Borrower represents and warrants that the representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

     (c) The Guarantors represent and warrant that the representations and warranties of the Guarantors contained in the Guaranty are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date; and

     (d) The Borrower and the Guarantors represent and warrant that after giving effect to this Agreement, there has not occurred and is not continuing a Default or an event that with the passage of time would constitute a Default.

     Section 3.2. Ratification and Extension of Liens. The Credit Agreement, the Notes and all other Loan Documents executed in connection therewith to which the Borrower or any Guarantor is a party shall remain in full force and effect, and all rights and powers created thereby or thereunder and under the other Loan Documents to which the Borrower or any Guarantor is a party are in all respects ratified and confirmed. All liens created by any Loan Document are hereby regranted by the Borrower and the Guarantors to the Lenders as security for the Obligations. The Borrower and the Guarantors agree that the obligations of the Borrower and the Guarantors under the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or any Guarantor is a party are hereby reaffirmed, renewed and extended.

     Section 3.3. Additional Information. The Borrower and the Guarantors shall furnish to the Agent all such other documents, consents and information relating to the Borrower and the Guarantors as the Agent may reasonably require to accomplish the purposes hereof.

     Section 3.4. Miscellaneous Provisions.

     (a) From and after the execution and delivery of this Agreement, the Credit Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Credit Agreement and all other Loan Documents shall continue in full force and effect.

     (b) The Credit Agreement and this Agreement shall be read and construed as one and the same instrument.

     (c) Any reference in any Loan Document to the Credit Agreement shall be a reference to the Credit Agreement, as amended by this Agreement.

     (d) This Agreement may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (e) The headings herein shall be accorded no significance in interpreting this Agreement.

     (f) Each Guarantor hereby acknowledges that its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by the Guarantors under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty).

     Section 3.5 Binding Effect. Once executed by the Borrower, the Guarantors and the Required Lenders, this Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, Lenders, Agents and the successors and assigns of the Agents and Lenders. The Borrower and the Guarantors shall not have the right to assign its rights hereunder or any interest herein.

     Section 3.6. Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. WITHOUT LIMITATION OF THE FOREGOING, NOTHING IN THIS AGREEMENT, OR IN THE NOTES OR IN ANY OTHER LOAN DOCUMENT SHALL BE DEEMED TO CONSTITUTE A WAIVER OF ANY RIGHTS WHICH ANY LENDER MAY HAVE UNDER APPLICABLE FEDERAL LEGISLATION RELATING TO THE AMOUNT OF INTEREST WHICH SUCH LENDER MAY CONTRACT FOR, TAKE, RECEIVE OR CHARGE IN RESPECT OF THE LOAN AND THE LOAN DOCUMENTS, INCLUDING ANY RIGHT TO TAKE, RECEIVE, RESERVE AND CHARGE INTEREST AT THE RATE ALLOWED BY THE LAW OF THE STATE WHERE ANY LENDER IS LOCATED.

[Signature pages follow.]

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and the Agent have executed this Agreement as of the date first above written.

THE SHAW GROUP INC.
By:	/s/ Robert L. Belk
Robert L. Belk
Executive Vice President and Chief Financial Officer

GUARANTORS:

WHIPPANY VENTURE I, L.L.C

By:	/s/ Gary Graphia

Name:
Title:

SHAW CONSTRUCTORS, INC.

By:	/s/ Gary Graphia

Name:
Title:

STONE & WEBSTER MICHIGAN, INC.

By:	/s/ Gary Graphia

Gary P. Graphia
Secretary

SO-GLEN GAS CO., LLC
by its sole member,
EMCON/OWT, Inc.

By:	/s/ Robert L. Belk

Robert L. Belk
Executive Vice President, Assistant
Treasurer and Assistant Chief Financial Officer

EMCON/OWT, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Executive Vice President, Assistant
Treasurer and Assistant Chief Financial Officer

GUARANTORS (continued):

AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C.
LFG SPECIALTIES, L.L.C.
SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC.
SHAW FACILITIES, INC.
SHAW INFRASTRUCTURE, INC.
SHAW PROPERTY HOLDINGS, INC.
STONE & WEBSTER – IT RUSSIA MANAGEMENT CONSULTANTS, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Executive Vice President and Treasurer

STONE & WEBSTER – JSC MANAGEMENT CONSULTANTS, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Senior Vice President and Treasurer

SHAW BENECO, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Executive Vice President

POWER TECHNOLOGIES, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Vice President and Assistant Treasurer

GUARANTORS (continued):

B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
FIELD SERVICES, INC.
PROSPECT INDUSTRIES (HOLDINGS) INC.
SHAW A/DE, INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW CAPITAL, INC.
SHAW CONNEX, INC.
SHAW ENVIRONMENTAL, INC.
SHAW FABRICATORS, INC.
SHAW FCI, INC.
SHAW FVF, INC.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW HEAT, INC.
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INTELLECTUAL PROPERTY HOLDINGS, INC.
SHAW INTERNATIONAL, INC.
SHAW JV HOLDINGS, L.L.C.
SHAW MAINTENANCE, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Vice President and Treasurer

S C WOODS, L.L.C.
by its sole member,
Stone & Webster, Inc.

By:	/s/ Robert L. Belk

Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued):

SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES ONE, INC.
SHAW NAPTECH, INC.
SHAW PIPE SHIELDS, INC.
SHAW PIPE SUPPORTS, INC.
SHAW POWER SERVICES GROUP, L.L.C.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW SERVICES, L.L.C.
SHAW SSS FABRICATORS, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW WORD INDUSTRIES FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.
STONE & WEBSTER INTERNATIONAL, INC.
STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.
STONE & WEBSTER MASSACHUSETTS, INC.
STONE & WEBSTER PROCESS TECHNOLOGY, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
Vice President and Treasurer

STONE & WEBSTER SERVICES, L.L.C.
STONE & WEBSTER, INC.
SWINC ACQUISITION FIVE, L.L.C.

By:	/s/ Robert L. Belk

Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued):

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
STONE & WEBSTER CONSTRUCTION, INC.

By:	/s/ Robert L. Belk

Robert L. Belk
President

ARLINGTON AVENUE E VENTURE, LLC
by its sole member,
LandBank Properties, L.L.C.

By:	/s/ T. A. Barfield, Jr.

T.A. Barfield, Jr.
Chief Executive Officer and Chairman

CAMDEN ROAD VENTURE, LLC
by its sole member,
LandBank Properties, L.L.C.

By:	/s/ T. A. Barfield, Jr.

T.A. Barfield, Jr.
Chief Executive Officer and Chairman

GREAT SOUTHWEST PARKWAY
VENTURE, LLC
by its sole member,
LandBank Properties, L.L.C.

By:	/s/ T. A. Barfield, Jr.

T.A. Barfield, Jr.
Chief Executive Officer and Chairman

GUARANTORS (continued):

LANDBANK PROPERTIES, L.L.C.
SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.
THE LANDBANK GROUP, INC.

By:	/s/ T. A. Barfield, Jr.

T.A. Barfield, Jr.
Chief Executive Officer and Chairman

BENICIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND SERVICES, L.L.C.
NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW REMEDIATION SERVICES, L.L.C.

By:	/s/ T. A. Barfield, Jr.

T.A. Barfield, Jr.
President

CREDIT LYONNAIS NEW YORK BRANCH,
as Agent and as a Lender

By:	/s/ Conformed Signature

Name:
Title:

BNP PARIBAS,
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

By:	/s/ Conformed Signature

Name:
Title:

CREDIT SUISSE FIRST BOSTON,
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

HARRIS TRUST AND SAVINGS BANK,
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Conformed Signature

Name:
Title:

UNION PLANTERS BANK, N.A.
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

UBS AG, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

By:	/s/ Conformed Signature

Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

By:	/s/ Conformed Signature

Name:
Title:

REGIONS BANK,
as a Lender

By:	/s/ Conformed Signature

Name:
Title: